                         NOTICE OF GUARANTEED DELIVERY

                                      FOR


                               REV HOLDINGS INC.
     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of REV Holdings Inc. (the "Company") made pursuant to the prospectus, dated January 30, 2001 (the "Prospectus"), if certificates for the outstanding Senior Secured Discount Notes due 2001 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Form may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading "The Exchange Offer" for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.


                                  Delivery to:


                     THE BANK OF NEW YORK, EXCHANGE AGENT



By Registered or Certified Mail:        By Hand and Overnight Courier:
       The Bank of New York                  The Bank of New York
   101 Barclay Street, 7E                     101 Barclay Street,
     New York, New York 10286           Corporate Trust Services Window
         Attention:                        New York, New York 10286
    Reorganization Department                     Attention:
     Carolle Montreuil                     Reorganization Department
                                               Carolle Montreuil
       By Facsimile:                 Confirm By Telephone or for Information:
       (212) 815-6339                           (212) 815-5920

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Old Notes as such holder(s) name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                                                 Please Sign Here
  Principal Amount at Maturity of Old Notes
     Tendered:* $-------------------------   X ------------------------------


  ----------------------------------------   X ------------------------------
      Certificate Nos. (if available):       Signature(s) of Owner(s) or
                                             Authorized Signatory

  If Old Notes will be delivered by book-    Date ---------------------------
  entry transfer to the Depository Trust
  Company, provide account number.           Area Code and Telephone Number:

  ----------------------------------------   --------------------------------

                                                  Please Print Name(s)
                                                    and Address(es)


  Total Principal Amount at Maturity Repre- Name(s): ------------------------ sented by Old Notes Certificate(s):


                                             ---------------------------------
  $----------------------------------------
                                             ---------------------------------

  Account Number --------------------------  Capacity:------------------------


  *Must be in denominations of principal     ---------------------------------
  amount at maturity of $1,000 and any
  integral multiple thereof.                 Address(es): --------------------

                                             ---------------------------------

                                             ---------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.


 -----------------------------------      -----------------------------------
            Name of Firm                         Authorized Signature



 -----------------------------------      -----------------------------------
               Address                                  Title


                                          Name:
 -----------------------------------            -----------------------------
               Zip Code                             (Please Type or Print)


 Area Code and Tel. No.                   Dated:
                       -------------            -----------------------------


 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
       OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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